EXHIBIT 99
CINDY KOEHN 415/396-3099
INVESTOR RELATIONS
FOR IMMEDIATE RELEASE
Tues., Oct. 15, 1996




WELLS FARGO REPORTS THIRD QUARTER EARNINGS
     PER SHARE EARNINGS OF $3.23 FOR SECOND POST-MERGER QUARTER

     Wells Fargo & Co. (NYSE:WFC) today reported net income of $321 million for the third quarter of 1996. Per share earnings for the quarter were $3.23. Return on average assets (ROA) was 1.18 percent and return on average common equity (ROE) was 8.64 percent.

     Earnings before the amortization of goodwill and nonqualifying core deposit intangibles ("cash earnings") were $4.52 per share. Cash ROA was 1.77 percent; cash ROE was 31.91 percent.

     "During the third quarter we completed the conversion of our California customer base," said Chairman Paul Hazen. "We owe our employees tremendous thanks for their effort during these past few months, and also appreciate the patience our customers have demonstrated throughout this transition period."

     Since the Company's third quarter 1996 results reflect the effects of the merger beginning April 1, 1996, these results and the results for the first nine months of 1996 are not comparable to the reported results for the corresponding prior periods of 1995.

     Net interest income on a taxable-equivalent basis was $1,299 million in the third quarter. The Company's net interest margin for the quarter was 6.15 percent. Noninterest income (NII) for the quarter was $643 million.
Noninterest expense (NIE) for the quarter was $1,305 million, including a $22 million one-time assessment to replenish the Savings Association Insurance Fund.



                                     -more-

2/WF Earnings

     The loan loss provision in the third quarter was $35 million. Net charge-offs in the quarter totaled $171 million, or 0.98 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($95 million).

     At September 30, 1996, the allowance for loan losses equaled 3.09 percent of total loans. Total nonaccrual and restructured loans were $728 million at September 30, 1996. Foreclosed assets were $227 million.

     In September, the Company completed the required divestiture of 61 branches to Home Savings of America. These branches had aggregate deposits of approximately $1.9 billion and loans of approximately $1.1 billion.

     The Company's effective tax rate for the third quarter of 1996 was 46%.

     At September 30, 1996, the Company's preliminary risk-based capital ratios were 11.20 percent for total risk-based capital and 7.15 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. The leverage ratio was 6.10 percent. The ratio of common equity to total assets at the end of the quarter was 12.71 percent.


                                       ###

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA--NEWS RELEASE

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   % Change
                                                       Quarter ended    Sept. 30, 1996 from       Nine months ended
                                     -------------------------------    -------------------    --------------------
                                     SEPT. 30,   June 30,   Sept. 30,   June 30,   Sept. 30,   SEPT. 30,   Sept. 30,        %
(in millions)                            1996       1996        1995       1996        1995        1996        1995    Change
-----------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                           $    321    $    363   $    261         (12)%        23%   $    948    $    726        31%
Net income applicable to common
 stock                                    302         344        251         (12)         20         901         695        30
Per common share
 Net income                          $   3.23    $   3.61   $   5.23         (11)        (38)   $  11.42    $  14.14       (19)
 Dividends declared                      1.30        1.30       1.15          --          13        3.90        3.45        13

Average common shares outstanding        93.7        95.6       47.9          (2)         96        78.8        49.2        60

Profitability ratios (annualized)
 Net income to average total
   assets (ROA)                          1.18%       1.35%      2.07%        (13)        (43)       1.43%       1.89%      (24)
 Net income applicable to common
   stock to average common
   stockholders' equity (ROE)            8.64        9.77      30.13         (12)        (71)      11.36       27.91       (59)

Efficiency ratio (1)                     67.3%       65.8%      54.1%          2          24        64.2%       56.9%       13

Average loans                        $ 69,274    $ 70,734   $ 34,103          (2)        103    $ 58,384    $ 34,538        69
Average assets                        108,378     108,430     50,062          --         116      88,719      51,306        73
Average core deposits                  82,378      83,356     36,618          (1)        125      67,572      36,515        85

Net interest margin                      6.15%       6.03%      5.90%          2           4        6.11%       5.72%        7

AT PERIOD END
Investment securities                $ 13,433    $ 13,692   $  9,436          (2)         42    $ 13,433    $  9,436        42
Loans                                  69,233      70,541     34,298          (2)        102      69,233      34,298       102
Allowance for loan losses               2,137       2,273      1,872          (6)         14       2,137       1,872        14
Goodwill                                7,407       7,479        391          (1)         --       7,407         391        --
Assets                                109,176     108,586     49,934           1         119     109,176      49,934       119
Core deposits                          83,308      83,331     37,151          --         124      83,308      37,151       124
Common stockholders' equity            13,884      14,191      3,385          (2)        310      13,884       3,385       310
Stockholders' equity                   14,923      15,030      3,874          (1)        285      14,923       3,874       285


Capital ratios
 Common stockholders' equity to
   assets                               12.71%      13.07%      6.78%         (3)         87       12.71%       6.78%       87
 Stockholders' equity to assets         13.66       13.84       7.76          (1)         76       13.66        7.76        76
 Risk-based capital (2)
   Tier 1 capital                        7.15        7.40       8.56          (3)        (16)       7.15        8.56       (16)
   Total capital                        11.20       11.18      12.25           --         (9)      11.20       12.25        (9)
 Leverage (2)                            6.10        6.37       6.93          (4)        (12)       6.10        6.93       (12)


Book value per common share          $ 149.44    $ 149.52   $  71.32          --         110    $ 149.44    $  71.32       110


Staff (active, full-time equivalent)   38,859      41,548     19,196          (6)        102      38,859      19,196       102

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE
  DEPOSIT
 INTANGIBLE AMORTIZATION AND
  BALANCES
 ("CASH" OR "TANGIBLE") (3)
Net income applicable to common
 stock                               $    424    $    468   $    260          (9)         63    $  1,154     $   721        60
Net income per common share              4.52        4.89       5.41          (8)        (16)      14.64       14.66        --
ROA                                      1.77%       1.96%      2.16%        (10)        (18)       1.94%       1.98%       (2)
ROE                                     31.91       33.43      35.40          (5)        (10)      32.70       32.95        (1)
Efficiency ratio                         59.6        58.0       53.2           3          12        57.8        56.0         3

COMMON STOCK PRICE
High                                 $264        $264-1/2   $189               --         40   $ 264-1/2    $189            40
Low                                   220-1/8     232-1/8    177-3/4          (5)         24     203-1/8     143-3/8        42
Period end                            260         239-1/8    185-5/8           9          40     260         185-5/8        40
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

1. The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.

2.     The September 30, 1996 ratios are preliminary.

3. Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $41 million and $1,196 million for the quarter ended September 30, 1996, respectively, and $84 million and $844 million for the nine months ended September 30, 1996, respectively. Goodwill amortization and average balance (which are not tax effected) were $81 million and $7,439 million for the quarter ended September 30, 1996, respectively, and $170 million and $5,027 million for the nine months ended September 30, 1996, respectively.


                                       -4-
   Wells Fargo & Company and Subsidiaries
   CONSOLIDATED STATEMENT OF INCOME

      ---------------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------------------------
                                                           Quarter                       Nine months
                                                    ended Sept. 30,                   ended Sept. 30,
                                                    --------------           %        --------------             %
      (in millions)                                  1996     1995      Change         1996     1995        Change
      ---------------------------------------------------------------------------------------------------------------
      INTEREST INCOME
      Federal funds sold and securities purchased
 (1)    under resale agreements                   $    11   $    1           -- %   $    21   $     3         600 %
 (2)  Investment securities                           215      143           50         568       460          23
 (3)  Mortgage loans held for sale                     --       19         (100)         --        73        (100)
 (4)  Loans                                         1,612      855           89       4,106     2,536          62
 (5)  Other                                             9        1          800          16         2         700
                                                    -----    -----                    -----     -----
 (6)       Total interest income                    1,847    1,019           81       4,711     3,074          53
                                                    -----    -----                    -----     -----
      INTEREST EXPENSE
 (7)  Deposits                                        446      254           76       1,140       750          52
      Federal funds purchased and securities sold
 (8)    under repurchase agreements                    15       46          (67)         72       160         (55)
 (9)  Commercial paper and other short-term
        borrowings                                      3        6          (50)         11        25         (56)
(10)  Senior and subordinated debt                     88       50           76         217       152          43
                                                    -----    -----                    -----     -----
(11)       Total interest expense                     552      356           55       1,440     1,087          32
                                                    -----    -----                    -----     -----
(12)  NET INTEREST INCOME                           1,295      663           95       3,271     1,987          65

(13)  Provision for loan losses                        35       --           --          35        --          --
                                                    -----    -----                    -----     -----
      Net interest income after
(14)    provision for loan losses                   1,260      663           90       3,236     1,987          63
                                                    -----    -----                    -----     -----
      NONINTEREST INCOME
(15)  Service charges on deposit accounts             254      121          110         634       357          78
(16)  Fees and commissions                            205      112           83         534       316          69
(17)  Trust and investment services income            104       63           65         267       176          52
(18)  Investment securities gains (losses)             --       --           --           2       (15)         --
(19)  Other                                            80       43           86         199        56         255
                                                    -----    -----                    -----     -----
(20)       Total noninterest income                   643      339           90       1,636       890          84
                                                    -----    -----                    -----     -----
      NONINTEREST EXPENSE
(21)  Salaries                                        378      176          115         960       526          83
(22)  Incentive compensation                           53       33           61         146        92          59
(23)  Employee benefits                               105       46          128         261       147          78
(24)  Equipment                                       103       47          119         269       139          94
(25)  Net occupancy                                    96       54           78         257       159          62
(26)  Goodwill                                         81        9          800         170        26         554
(27)  Core deposit intangible                          78       10          680         170        32         431
(28)  Other                                           411      167          146         916       517          77
                                                    -----    -----                    -----     -----
(29)       Total noninterest expense                1,305      542          141       3,149     1,638          92
                                                    -----    -----                    -----     -----
      INCOME BEFORE INCOME TAX
(30)    EXPENSE                                       598      460           30       1,723     1,239          39
(31)  Income tax expense                              277      199           39         775       513          51
                                                    -----    -----                    -----     -----

(32)  NET INCOME                                  $   321   $  261           23 %    $  948   $   726          31 %
                                                    -----    -----         ----       -----     -----       -----
                                                    -----    -----         ----       -----     -----       -----
      NET INCOME APPLICABLE TO
(33)    COMMON STOCK                              $   302   $  251           20 %    $  901   $   695          30 %
                                                    -----    -----         ----       -----     -----       -----
                                                    -----    -----         ----       -----     -----       -----

      PER COMMON SHARE
(34)  Net income                                  $  3.23   $ 5.23          (38)%    $11.42   $ 14.14         (19)%
                                                    -----    -----         ----       -----     -----       -----
                                                    -----    -----         ----       -----     -----       -----

(35)  Dividends declared                          $  1.30   $ 1.15           13 %    $ 3.90   $  3.45          13 %
                                                    -----    -----         ----       -----     -----       -----
                                                    -----    -----         ----       -----     -----       -----

(36)  Average common shares outstanding              93.7     47.9           96 %      78.8      49.2          60 %
                                                    -----    -----         ----       -----     -----       -----
                                                    -----    -----         ----       -----     -----       -----
      -------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------------------

    Wells Fargo & Company and Subsidiaries
    CONSOLIDATED BALANCE SHEET

     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------
                                                                                                      % Change
                                                                                           Sept. 30, 1996 from
                                                                                          --------------------
                                                        SEPT. 30,   Dec. 31,   Sept. 30,   Dec. 31,   Sept. 30,
     (in millions)                                          1996       1995        1995       1995        1995
     ---------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                           $  11,622    $ 3,375    $  3,183        244 %       265 %
     Federal funds sold and securities
 (2)   purchased under resale agreements                     284        177          52         60         446
     Investment securities:
 (3) At fair value                                        13,433      8,920       2,476         51         443
 (4) At cost (estimated fair value $6,903)                    --         --       6,960         --        (100)
                                                         -------    -------      ------
 (5)      Total investment securities                     13,433      8,920       9,436         51          42
 (6) Mortgage loans held for sale                             --         --         510         --        (100)

 (7) Loans                                                69,233     35,582      34,298         95         102
 (8) Allowance for loan losses                             2,137      1,794       1,872         19          14
                                                         -------    -------      ------
 (9)      Net loans                                       67,096     33,788      32,426         99         107
                                                         -------    -------      ------
(10) Due from customers on acceptances                       356         98          83        263         329
(11) Accrued interest receivable                             590        308         321         92          84
(12) Premises and equipment, net                           2,380        862         873        176         173
(13) Core deposit intangible                               2,130        166         176         --          --
(14) Goodwill                                              7,407        382         391         --          --
(15) Other assets                                          3,878      2,240       2,483         73          56
                                                         -------    -------      ------

(16)      Total assets                                 $ 109,176   $ 50,316    $ 49,934        117 %       119 %
                                                         -------    -------      ------        ---         ---
                                                         -------    -------      ------        ---         ---
     LIABILITIES
(17) Noninterest-bearing deposits                      $  29,512   $ 10,391    $  9,627        184 %       207 %
(18) Interest-bearing deposits                            54,225     28,591      29,321         90          85
                                                         -------    -------      ------
(19)      Total deposits                                  83,737     38,982      38,948        115         115
     Federal funds purchased and securities
(20)   sold under repurchase agreements                    1,033      2,781       2,554        (63)        (60)
(21) Commercial paper and other short-term borrowings        350        195         417         79         (16)
(22) Acceptances outstanding                                 356         98          83        263         329
(23) Accrued interest payable                                215         85         113        153          90
(24) Other liabilities                                     3,151      1,071         925        194         241
(25) Senior debt                                           2,470      1,783       1,544         39          60
(26) Subordinated debt                                     2,941      1,266       1,476        132          99
                                                         -------    -------      ------

(27)      Total liabilities                               94,253     46,261      46,060        104         105
                                                         -------    -------      ------

     STOCKHOLDERS' EQUITY
(28) Preferred stock                                       1,039        489         489        112         112
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 92,875,661 shares,
(29)   46,973,319 shares and 47,465,721 shares               464        235         237         97          96
(30) Additional paid-in capital                           10,674      1,135       1,221        840         774
(31) Retained earnings                                     2,766      2,174       1,932         27          43
(32) Cumulative foreign currency translation adjustments      (4)        (4)         (4)        --          --
(33) Investment securities valuation allowance               (16)        26          (1)        --          --
                                                         -------    -------      ------

(34)      Total stockholders' equity                      14,923      4,055       3,874        268         285
                                                         -------    -------      ------

(35)      Total liabilities and stockholders' equity    $109,176   $ 50,316    $ 49,934        117 %       119 %
                                                         -------    -------      ------      -------     -------
                                                         -------    -------      ------      -------     -------
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                       Nine months ended September 30,
                                                       ------------------------------
(in millions)                                                         1996       1995
-------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                        $ 4,055   $ 3,911
Net income                                                              948       726
Common stock issued to First Interstate stockholders                 11,297        --
Common stock issued under employee benefit and
  dividend reinvestment plans                                            88        81
Preferred stock issued to First Interstate stockholders                 360        --
Preferred stock issued, net of issuance costs                           197        --
Common stock repurchased                                             (1,735)     (750)
Preferred stock dividends                                               (47)      (31)
Common stock dividends                                                 (309)     (172)
Change in investment securities valuation allowance                     (42)      109
Fair value adjustment related to First Interstate stock options         111        --
                                                                    -------   -------
BALANCE, END OF PERIOD                                              $14,923   $ 3,874
                                                                    -------   -------
                                                                    -------   -------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------



LOANS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                          SEPTEMBER 30,    December 31,  September 30,
(in millions)                                     1996            1995           1995
-------------------------------------------------------------------------------------
Commercial                                     $20,064         $ 9,750        $ 9,247
Real estate 1-4 family first mortgage (1)       10,754           4,448          4,496
Other real estate mortgage                      12,462           8,263          7,943
Real estate construction                         2,331           1,366          1,283
Consumer:
  Real estate 1-4 family junior lien mortgage    6,406           3,358          3,365
  Credit card                                    5,292           4,001          3,852
  Other revolving credit and monthly payment     8,846           2,576          2,479
                                               -------         -------        -------
    Total consumer                              20,544           9,935          9,696
Lease financing                                  2,891           1,789          1,610
Foreign                                            187              31             23
                                               -------         -------        -------
    Total loans                                $69,233         $35,582        $34,298
                                               -------         -------        -------
                                               -------         -------        -------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

(1) Excludes mortgage loans held for sale of $510 million at September 30, 1995.



Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                             Quarter ended            Nine months ended
                                      ------------------------------------         --------------------
                                      SEPT. 30,     June 30,      Sept. 30,       SEPT. 30,    Sept. 30,
(in millions)                             1996         1996           1995            1996         1995
-------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD            $2,273       $1,681         $1,947          $1,794       $2,082

Allowance of First Interstate               --          770             --             770           --

Provision for loan losses                   35           --             --              35           --

Loan charge-offs:
 Commercial                                (30)         (48)           (15)            (91)         (32)
 Real estate 1-4 family first mortgage      (4)          (5)            (4)            (13)         (10)
 Other real estate mortgage                (13)         (13)           (15)            (29)         (49)
 Real estate construction                   (5)          (4)            (1)             (9)          (5)
 Consumer:
   Real estate 1-4 family junior lien
      mortgage                              (7)         (13)            (5)            (24)         (12)
   Credit card                            (105)        (101)           (55)           (292)        (138)
   Other revolving credit and monthly
      payment                              (52)         (51)           (15)           (124)         (38)
                                        -------       ------          -----          ------       ------
     Total consumer                       (164)        (165)           (75)           (440)        (188)
 Lease financing                            (7)          (8)            (4)            (21)         (11)
                                        -------       ------         ------          ------       ------
      Total loan charge-offs              (223)        (243)          (114)           (603)        (295)
                                        -------       ------         ------          ------       ------
Loan recoveries:
 Commercial                                 16            8             17              30           31
 Real estate 1-4 family first mortgage       1            2              1               6            3
 Other real estate mortgage                  9           19              7              32           20
 Real estate construction                    2            4             --               6            1
 Consumer:
   Real estate 1-4 family junior lien
     mortgage                                2            4              1               7            3
   Credit card                              10           11              3              26            9
   Other revolving credit and monthly
     payment                                10           15              4              28            9
                                        -------       ------         ------          ------       ------
     Total consumer                         22           30              8              61           21
 Lease financing                             2            2              6               6            9
                                        -------       ------         ------          ------       ------
      Total loan recoveries                 52           65             39             141           85
                                        -------       ------         ------          ------       ------
        Total net loan charge-offs        (171)        (178)           (75)           (462)        (210)
                                        -------       ------         ------          ------       ------

BALANCE, END OF PERIOD                  $2,137       $2,273         $1,872          $2,137       $1,872
                                        -------       ------         ------          ------       ------
                                        -------       ------         ------          ------       ------

Total net loan charge-offs as a
  percentage of average loans
  (annualized) (1)                         .98%        1.01%           .86%           1.05%         .81%
                                        -------       ------         ------          ------       ------
                                        -------       ------         ------          ------       ------
Allowance as a percentage of total
   loans (1)                              3.09%        3.22%          5.46%           3.09%        5.46%
                                         -------     -------         ------          ------       ------
                                         -------     -------         ------          ------       ------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


(1) Average and total loans exclude first mortgage loans held for sale at September 30, 1995.


Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                   SEPT. 30,     Dec. 31,    Sept. 30,
(in millions)                                          1996         1995         1995
-------------------------------------------------------------------------------------
Nonaccrual loans:
     Commercial                                        $216         $112         $128
     Real estate 1-4 family first mortgage               77           64           56
     Other real estate mortgage                         370          307          335
     Real estate construction                            28           46           55
     Consumer:
          Real estate 1-4 family junior lien mortgage    21            8           11
          Other revolving credit and monthly payment      2            1            1
     Lease financing                                      3           --           --
                                                      -----        -----         -----
               Total nonaccrual loans                   717          538          586
Restructured loans                                       11           14           14
                                                      -----        -----         -----
Nonaccrual and restructured loans                       728          552          600
As a percentage of total loans (1)                      1.1%         1.6%         1.8%

Foreclosed assets                                       227          186          214
Real estate investments (2)                               6           12           13
                                                      -----        -----         -----
Total nonaccrual and restructured loans
     and other assets                                  $961         $750         $827
                                                      -----        -----         -----
                                                      -----        -----         -----
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------


(1)  Total loans exclude mortgage loans held for sale at September 30, 1995.

(2) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $128 million, $95 million and $116 million at September 30, 1996, December 31, 1995 and September 30, 1995, respectively.


                                       -9-
Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                             Quarter                      Nine months
                                                  ended September 30,              ended September 30,
                                                  ------------------          %    ------------------          %
(in millions)                                      1996         1995     Change    1996          1995     Change
----------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                $254         $121      110%   $  634          $357       78%
Fees and commissions:
   Debit and credit card merchant fees               33           17       94        85            48       77
   Credit card membership and other credit card
    fees                                             30           27       11        83            68       22
   Charges and fees on loans                         32           13      146        81            36      125
   Shared ATM network fees                           28           13      115        67            38       76
   Mutual fund and annuity sales fees                17            7      143        44            25       76
   All other                                         65           35       86       174           101       72
                                                    ---         ----             ------          ----
       Total fees and commissions                   205          112       83       534           316       69
Trust and investment services income:
   Asset management and custody fees                 59           33       79       154            96       60
   Mutual fund management fees                       34           19       79        89            51       75
   All other                                         11           11       --        24            29      (17)
                                                    ---         ----             ------          ----
       Total trust and investment services
        income                                      104           63       65       267           176       52
Investment securities gains (losses)                 --           --       --         2           (15)      --
Income from equity investments accounted for by
 the:
   Cost method                                       37            9      311        92            41      124
   Equity method                                      3           11      (73)       13            31      (58)
Check printing charges                               15            9       67        39            29       34
Gains (losses) on sales of loans                      6           19      (68)       11           (46)      --
Gains (losses) from dispositions of operations       (1)         (13)      92         5           (22)      --
Losses on dispositions of premises and equipment     (8)          (3)    (167)      (25)          (11)    (127)
All other                                            28           11      155        64            34       88
                                                   ----         ----              -----          ----

 Total                                             $643         $339       90%   $1,636          $890       84%
                                                   ----         ----     ----    ------          ----     ----
                                                   ----         ----     ----    ------          ----     ----
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------





NONINTEREST EXPENSE

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                             Quarter                      Nine months
                                                  ended September 30,              ended September 30,
                                                  ------------------          %    ------------------          %
(in millions)                                      1996         1995     Change    1996          1995     Change
----------------------------------------------------------------------------------------------------------------
Salaries                                          $  378        $176       115%    $960          $526       83%
Incentive compensation                                53          33        61      146            92       59
Employee benefits                                    105          46       128      261           147       78
Equipment                                            103          47       119      269           139       94
Net occupancy                                         96          54        78      257           159       62
Contract services                                     88          40       120      196           104       88
Goodwill                                              81           9       800      170            26      554
Core deposit intangible:
  Nonqualifying (1)                                   69          --        --      142            --       --
  Qualifying                                           9          10       (10)      28            32      (13)
Telecommunications                                    42          16       163       85            43       98
Outside professional services                         32          11       191       76            31      145
Operating losses                                      31          13       138       72            39       85
Postage                                               27          13       108       68            39       74
Advertising and promotion                             32          18        78       66            49       35
Stationery and supplies                               18           9       100       49            27       81
Travel and entertainment                              23           9       156       48            26       85
Security                                              16           5       220       38            15      153
Outside data processing                               17           3       467       36             8      350
Federal deposit insurance                             24          --        --       28            47      (40)
Check printing                                        11           6        83       27            19       42
Escrow and collection agency fees                      9           3       200       22            11      100
Foreclosed assets                                      2           4       (50)       5             2      150
All other                                             39          17       129      100            57       75
                                                   ------        ----             ------        ------

       Total                                      $1,305        $542       141%  $3,149        $1,638       92%
                                                  -------       -----      ----  -------       -------      ---
                                                  -------       -----      ----  -------       -------      ---
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


(1) Amortization of core deposit intangibles acquired after February 1992 that are subtracted from stockholders' equity in computing regulatory capital for bank holding companies.



Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Quarter ended September 30,
                                                          -----------------------------------------------------------------------
                                                                                       1996                                  1995
                                                          ---------------------------------      --------------------------------
                                                                                   INTEREST                              Interest
                                                             AVERAGE    YIELDS/    INCOME/          Average    Yields/    income/
 (in millions)                                               BALANCE     RATES     EXPENSE          balance    rates      expense
 --------------------------------------------------------------------------------------------------------------------------------
    EARNING ASSETS
    Federal funds sold and securities purchased
 (1)  under resale agreements                             $    800     5.44%     $   11           $    79      6.32%      $    1
    Investment securities:
      At fair value (2):
 (2)   U.S. Treasury securities                              2,678     5.92          40               430      6.54            7
       Securities of U.S. government agencies
 (3)     and corporations                                    7,473     6.32         119             1,008      5.37           14
 (4)   Private collateralized mortgage obligations           2,920     6.49          48               964      6.27           15
 (5)   Other securities                                        489     6.49           8                68     14.28            2
                                                          --------               ------           -------                 ------
 (6)     Total investment securities at fair value          13,560     6.28         215             2,470      6.07           38
      At cost:
 (7)   U.S. Treasury securities                                 --       --          --             1,203      4.89           15
       Securities of U.S. government agencies
 (8)     and corporations                                       --       --          --             4,663      6.04           70
 (9)   Private collateralized mortgage obligations              --       --          --             1,205      5.77           17
(10)   Other securities                                         --       --          --               161      7.08            3
                                                          --------               ------           -------                 ------
(11)     Total investment securities at cost                    --       --          --             7,232      5.83          105
                                                          --------               ------           -------                 ------
(12)       Total investment securities                      13,560     6.28         215             9,702      5.89          143
(13)Mortgage loans held for sale (2)                            --       --          --               963      7.94           19

    Loans:
(14)  Commercial                                            18,848     8.92         422             8,869      9.90          221
(15)  Real estate 1-4 family first mortgage                 11,514     7.32         211             4,962      7.50           93
(16)  Other real estate mortgage                            12,614     9.15         290             7,994      9.47          191
(17)  Real estate construction                               2,345    10.97          65             1,184     10.24           31
      Consumer:
(18)   Real estate 1-4 family junior lien mortgage           6,716     9.17         154             3,364      8.58           72
(19)   Credit card                                           5,295    14.84         196             3,738     15.56          145
(20)   Other revolving credit and monthly payment            9,011     9.44         214             2,445     10.73           67
                                                          --------               ------           -------                 ------
(21)     Total consumer                                     21,022    10.71         564             9,547     11.87          284
(22)  Lease financing                                        2,791     8.75          61             1,528      9.28           35
(23)  Foreign                                                  140     8.25           3                19        --           --
                                                          --------               ------           -------                 ------
(24)       Total loans                                      69,274     9.30       1,616            34,103      9.98          855
(25)Other                                                      550     6.25           9                57      5.82            1
                                                          --------               ------           -------                 ------
(26)         Total earning assets                         $ 84,184     8.76       1,851           $44,904      9.05        1,019
                                                          --------               ------           -------                 ------
                                                          --------                                -------
    FUNDING SOURCES
    Interest-bearing liabilities:
      Deposits:
(27)   Interest-bearing checking                          $  6,022     1.31          20           $ 4,118      1.00           10
(28)   Market rate and other savings                        32,918     2.64         218            14,970      2.66          100
(29)   Savings certificates                                 16,496     4.74         197             8,398      5.39          114
(30)   Other time deposits                                     381     6.89           7               444      6.99            8
(31)   Deposits in foreign offices                             293     5.08           4             1,464      5.84           22
                                                          --------               ------           -------                 ------
(32)       Total interest-bearing deposits                  56,110     3.15         446            29,394      3.43          254
      Federal funds purchased and securities sold
(33)   under repurchase agreements                           1,217     5.01          15             3,144      5.77           46
(34)  Commercial paper and other short-term borrowings         361     3.37           3               442      5.65            6
(35)  Senior debt                                            2,607     6.05          40             1,555      6.56           26
(36)  Subordinated debt                                      2,816     6.92          48             1,478      6.47           24
                                                          --------               ------           -------                 ------
(37)       Total interest-bearing liabilities               63,111     3.48         552            36,013      3.92          356
(38)Portion of noninterest-bearing funding sources          21,073       --          --             8,891        --           --
                                                          --------               ------           -------                 ------
(39)         Total funding sources                        $ 84,184     2.61         552           $44,904      3.15          356
                                                          --------               ------           -------                 ------
                                                          --------                                -------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40)  A TAXABLE-EQUIVALENT BASIS (3)                                   6.15%     $1,299                        5.90%      $  663
                                                                     --------    ------                       -------     ------
                                                                     --------    ------                       -------     ------
    NONINTEREST-EARNING ASSETS
(41)Cash and due from banks                               $  9,877                                $ 2,673
(42)Goodwill                                                 7,439                                    395
(43)Other                                                    6,878                                  2,090
                                                          --------                                -------
             Total noninterest-earning assets             $ 24,194                                $ 5,158
                                                          --------                                -------
                                                          --------                                -------
    NONINTEREST-BEARING FUNDING SOURCES
(44)Deposits                                              $ 26,942                                $ 9,132
(45)Other liabilities                                        3,551                                  1,124
(46)Preferred stockholders' equity                             854                                    489
(47)Common stockholders' equity                             13,920                                  3,304
    Noninterest-bearing funding sources used to
(48)  fund earning assets                                  (21,073)                                (8,891)
                                                          --------                                -------
(49)         Net noninterest-bearing funding sources      $ 24,194                                $ 5,158
                                                          --------                                -------
                                                          --------                                -------
(50)TOTAL ASSETS                                          $108,378                                $50,062
                                                          --------                                -------
                                                          --------                                -------
 -------------------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------------



  (1) The average prime rate of Wells Fargo Bank was 8.25% and 8.77% for the quarters ended September 30, 1996 and 1995, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.59% and 5.89% for the same quarters, respectively.

  (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $13,651 million and $2,482 million for the quarters ended September 30, 1996 and 1995, respectively. The average amortized cost balance for mortgage loans held for sale totaled $963 million for the quarter ended September 30, 1995.

  (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.



Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                        Nine months ended September 30,
                                                     -----------------------------------------------------------------
                                                                             1996                                 1995
                                                     -----------------------------        ----------------------------
                                                                          INTEREST                            Interest
                                                     AVERAGE    YIELDS/    INCOME/        Average    Yields/    income/
     (in millions)                                   BALANCE      RATES    EXPENSE        balance     rates    expense
     -----------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                       $   505      5.43%    $    21        $    64     6.09%    $    3
     Investment securities:
       At fair value (2):
 (2)     U.S. Treasury securities                      2,405      5.67         102            414     6.64         20
         Securities of U.S. government
 (3)       agencies and corporations                   6,968      6.13         322          1,072     5.52         46
 (4)     Private collateralized mortgage obligations   2,552      6.28         122          1,003     6.35         50
 (5)     Other securities                                460      6.84          22             65    14.42          5
                                                     -------               -------        -------               -----
 (6)       Total investment securities at fair value  12,385      6.09         568          2,554     6.17        121
       At cost:
 (7)     U.S. Treasury securities                         --        --          --          1,438     4.86         52
         Securities of U.S. government agencies
 (8)       and corporations                               --        --          --          4,962     6.04        225
 (9)     Private collateralized mortgage obligations      --        --          --          1,246     5.85         55
(10)     Other securities                                 --        --          --            160     6.86          8
                                                     -------               -------        -------               -----
(11)       Total investment securities at cost            --        --          --          7,806     5.81        340
                                                     -------               -------        -------               -----

(12)         Total investment securities              12,385      6.09         568         10,360     5.90        461
(13) Mortgage loans held for sale (2)                     --        --          --          1,286     7.46         73
     Loans:
(14)   Commercial                                     15,883      9.05       1,077          8,455     9.89        626
(15)   Real estate 1-4 family first mortgage           9,287      7.43         518          6,341     7.32        348
(16)   Other real estate mortgage                     11,277      9.23         778          8,058     9.52        574
(17)   Real estate construction                        2,020     10.40         157          1,092    10.20         83
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage   5,617      8.95         377          3,347     8.59        216
(19)     Credit card                                   4,805     14.95         539          3,435    15.64        403
(20)     Other revolving credit and monthly payment    6,929      9.62         499          2,356    10.58        186
                                                     -------               -------        -------               -----
(21)       Total consumer                             17,351     10.88       1,415          9,138    11.75        805
(22)   Lease financing                                 2,430      8.87         162          1,429     9.22         99
(23)   Foreign                                           136      6.11           6             25     7.58          1
                                                     -------               -------        -------               -----
(24)         Total loans                              58,384      9.40       4,113         34,538     9.80      2,536
(25) Other                                               339      6.39          16             59     5.57          2
                                                     -------               -------        -------               -----
(26)           Total earning assets                  $71,613      8.79       4,718        $46,307     8.85      3,075
                                                     -------               -------        -------               -----
                                                     -------                              -------
     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(27)     Interest-bearing checking                    $4,651      1.26          44        $ 4,230     1.00         32
(28)     Market rate and other savings                27,962      2.63         550         15,417     2.59        298
(29)     Savings certificates                         13,979      4.88         511          7,901     5.20        307
(30)     Other time deposits                             402      6.59          20            415     5.78         18
(31)     Deposits in foreign offices                     373      5.26          15          2,142     5.93         95
                                                     -------               -------        -------               -----
(32)         Total interest-bearing deposits          47,367      3.21       1,140         30,105     3.33        750
       Federal funds purchased and securities sold
(33)     under repurchase agreements                   1,861      5.20          72          3,649     5.88        160
(34)   Commercial paper and other short-term borrowings  354      4.32          11            582     5.85         26
(35)   Senior debt                                     2,204      6.11         101          1,568     6.78         80
(36)   Subordinated debt                               2,222      6.94         116          1,477     6.53         72
                                                     -------               -------        -------               -----
(37)         Total interest-bearing liabilities       54,008      3.56       1,440         37,381     3.89      1,088
(38) Portion of noninterest-bearing funding sources   17,605        --          --          8,926       --         --
                                                     -------               -------        -------               -----
(39)           Total funding sources                 $71,613      2.68       1,440        $46,307     3.13      1,088
                                                     -------               -------        -------               -----
                                                     -------                              -------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40)   A TAXABLE-EQUIVALENT BASIS (3)                             6.11%     $3,278                    5.72%    $1,987
                                                                  ----      ------                    ----     ------
                                                                  ----      ------                    ----     ------
     NONINTEREST-EARNING ASSETS
(41) Cash and due from banks                         $ 7,116                              $ 2,621
(42) Goodwill                                          5,027                                  403
(43) Other                                             4,963                                1,975
                                                     -------                              -------
               Total noninterest-earning assets      $17,106                              $ 4,999
                                                     -------                              -------
                                                     -------                              -------

     NONINTEREST-BEARING FUNDING SOURCES
(44) Deposits                                        $20,980                              $ 8,967
(45) Other liabilities                                 2,418                                1,140
(46) Preferred stockholders' equity                      728                                  489
(47) Common stockholders' equity                      10,585                                3,329
     Noninterest-bearing funding sources used to
(48)   fund earning assets                           (17,605)                              (8,926)
                                                     -------                              -------
(49)           Net noninterest-bearing funding
                 sources                             $17,106                              $ 4,999
                                                     -------                              -------
                                                     -------                              -------
(50) TOTAL ASSETS                                    $88,719                              $51,306
                                                     -------                              -------
                                                     -------                              -------
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------


(1) The average prime rate of Wells Fargo Bank was 8.28% and 8.86% for the nine months ended September 30, 1996 and 1995, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.51% and 6.10% for the same periods, respectively.

(2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $12,431 million and $2,617 million for the nine months ended September 30, 1996 and 1995, respectively. The average amortized cost balance for mortgage loans held for sale totaled $1,300 million for the nine months ended September 30, 1995.

(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.
